Fair Value of Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2018
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments and Risk Management
FAIR VALUE OF FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
Fair value is considered to be the exchange price in an orderly transaction between market participants to sell an asset or transfer a liability at the measurement date. The fair value definition focuses on an exit price, which is the price that would be received in the sale of an asset or the amount that would be paid to transfer a liability.
Hydro One classifies its fair value measurements based on the following hierarchy, as prescribed by the accounting guidance for fair value, which prioritizes the inputs to valuation techniques used to measure fair value into three levels:
Level 1 inputs are unadjusted quoted prices in active markets for identical assets or liabilities that Hydro One has the ability to access. An active market for the asset or liability is one in which transactions for the asset or liability occur with sufficient frequency and volume to provide ongoing pricing information.
Level 2 inputs are those other than quoted market prices that are observable, either directly or indirectly, for an asset or liability. Level 2 inputs include, but are not limited to, quoted prices for similar assets or liabilities in an active market, quoted prices for identical or similar assets or liabilities in markets that are not active and inputs other than quoted market prices that are observable for the asset or liability, such as interest-rate curves and yield curves observable at commonly quoted intervals, volatilities, credit risk and default rates. A Level 2 measurement cannot have more than an insignificant portion of the valuation based on unobservable inputs.
Level 3 inputs are any fair value measurements that include unobservable inputs for the asset or liability for more than an insignificant portion of the valuation. A Level 3 measurement may be based primarily on Level 2 inputs.
Non-Derivative Financial Assets and Liabilities
At December 31, 2018 and 2017, the Company’s carrying amounts of cash and cash equivalents, accounts receivable, due from related parties, short-term notes payable, accounts payable, and due to related parties are representative of fair value due to the short-term nature of these instruments.
Fair Value Measurements of Long-Term Debt
The fair values and carrying values of the Company’s long-term debt at December 31, 2018 and 2017 are as follows:

	2018	2018	2017	2017
December 31 (millions of dollars)	Carrying Value	Fair Value	Carrying Value	Fair Value
Long-term debt measured at fair value:
$50 million of MTN Series 33 notes	49	49	49	49
$500 million MTN Series 37 notes	495	495	492	492
$300 million MTN Series 39 notes	301	301	—	—
Other notes and debentures	9,864	10,820	9,526	11,027
Long-term debt, including current portion	10,709	11,665	10,067	11,568
Fair Value Measurements of Derivative Instruments
At December 31, 2018, Hydro One Inc. had interest-rate swaps with a total notional amount of $850 million (2017 – $550 million) that were used to convert fixed-rate debt to floating-rate debt. These swaps are classified as fair value hedges. Hydro One Inc.’s fair value hedge exposure was approximately 8% (2017 – 6%) of its total long-term debt. At December 31, 2018, Hydro One Inc. had the following interest-rate swaps designated as fair value hedges:

•	a $50 million fixed-to-floating interest-rate swap agreement to convert $50 million of the $350 million MTN Series 33 notes maturing April 30, 2020 into three-month variable rate debt;

•
two $125 million and one $250 million fixed-to-floating interest-rate swap agreements to convert the $500 million MTN Series 37 notes maturing November 18, 2019 into three-month variable rate debt; and

•	a $300 million fixed-to-floating interest-rate swap agreement to convert the $300 million MTN Series 39 notes maturing June 25, 2021 into three-month variable rate debt.
At December 31, 2018 and 2017, the Company had no interest-rate swaps classified as undesignated contracts.
In October 2017, the Company entered into a deal-contingent foreign exchange forward contract (foreign exchange contract) to convert $1.4 billion Canadian to US dollars at an initial forward rate of 1.27486 Canadian per 1.00 US dollars, and a range up to 1.28735 Canadian per 1.00 US dollars based on the settlement date. The contract was contingent on the Company closing the proposed Merger (see Note 4 - Business Combinations) and was intended to mitigate the foreign currency risk related to the portion of the Merger purchase price financed with the issuance of Convertible Debentures. This contract is an economic hedge and does not qualify for hedge accounting. It has been accounted for as an undesignated contract with changes in fair value being recorded in earnings as they occur. As a result of the termination of the Merger agreement (see Note 4 - Business Combinations), no payment is due or payable by Hydro One on the foreign exchange contract.
Fair Value Hierarchy
The fair value hierarchy of financial assets and liabilities at December 31, 2018 and 2017 is as follows:

December 31, 2018 (millions of dollars)	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Assets:
Cash and cash equivalents	483	483	483	—	—
Derivative instrument
Foreign exchange contract	22	22	—	—	22
	505	505	483	—	22

Liabilities:
Short-term notes payable	1,252	1,252	1,252	—	—
Long-term debt, including current portion	10,709	11,665	—	11,665	—
Convertible debentures	489	491	491	—	—
Derivative instruments
Fair value hedges – interest-rate swaps	5	5	—	5	—
	12,455	13,413	1,743	11,670	—

December 31, 2017 (millions of dollars)	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Assets:
Cash and cash equivalents	25	25	25	—	—
	25	25	25	—	—

Liabilities:
Short-term notes payable	926	926	926	—	—
Long-term debt, including current portion	10,067	11,568	—	11,568	—
Convertible debentures	487	574	574	—	—
Derivative instruments
Fair value hedges – interest-rate swaps	9	9	—	9	—
Foreign exchange contract	3	3	—	—	3
	11,492	13,080	1,500	11,577	3

Cash and cash equivalents include cash and short-term investments. The carrying values are representative of fair value because of the short-term nature of these instruments.
The fair value of the hedged portion of the long-term debt is primarily based on the present value of future cash flows using a swap yield curve to determine the assumption for interest rates. The fair value of the unhedged portion of the long-term debt is based on unadjusted period-end market prices for the same or similar debt of the same remaining maturities.
The fair value of the convertible debentures is based on their closing price on December 31, 2018, as posted on the Toronto Stock Exchange.
The Company uses derivative instruments as an economic hedge for foreign exchange risk. The value of the foreign exchange contract is derived using valuation models commonly used for derivatives. These valuation models require a variety of inputs, including contractual terms, forward price yield curves, probability of closing the Merger, and the contract settlement date. The Company's valuation models also reflect measurements for credit risk. The fair value of the foreign exchange contract includes significant unobservable inputs, and therefore has been classified accordingly as Level 3. The significant unobservable inputs used in the fair value measurement of the foreign exchange contract relates to the assessment of probability of closing the Merger and the contract settlement date.
Changes in the Fair Value of Financial Instruments Classified in Level 3
The following table summarizes the changes in fair value of financial instruments classified in Level 3 for the years ended December 31, 2018 and 2017.

Year ended December 31 (millions of dollars)	2018	2017
Fair value of asset (liability) - beginning	(3)	—
Unrealized gain (loss) on foreign exchange contract included in financing charges	25	(3)
Fair value of asset (liability) - ending	22	(3)

There were no transfers between any of the fair value levels during the years ended December 31, 2018 or 2017.
Risk Management
Exposure to market risk, credit risk and liquidity risk arises in the normal course of the Company’s business.
Market Risk
Market risk refers primarily to the risk of loss which results from changes in costs, foreign exchange rates and interest rates. The Company is exposed to fluctuations in interest rates, as its regulated return on equity is derived using a formulaic approach that takes anticipated interest rates into account. The Company is not currently exposed to material commodity price risk.
The Company uses a combination of fixed and variable-rate debt to manage the mix of its debt portfolio. The Company also uses derivative financial instruments to manage interest-rate risk. The Company utilizes interest-rate swaps, which are typically designated as fair value hedges, as a means to manage its interest rate exposure to achieve a lower cost of debt. The Company may also utilize interest-rate derivative instruments to lock in interest-rate levels in anticipation of future financing.
A hypothetical 100 basis points increase in interest rates associated with variable-rate debt would not have resulted in a significant decrease in Hydro One’s net income for the years ended December 31, 2018 and 2017.
The Company was exposed to foreign exchange fluctuations as a result of entering into a foreign exchange contract. This agreement was intended to mitigate the foreign currency risk related to the portion of the Avista Corporation acquisition purchase price financed with the issuance of Convertible Debentures. As a result of the termination of the Merger agreement (see Note 4 - Business Combinations), no payment is due or receivable by Hydro One on the foreign exchange contract.
For derivative instruments that are designated and qualify as fair value hedges, the gain or loss on the derivative instrument as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in the Consolidated Statements of Operations and Comprehensive Income. The net unrealized loss (gain) on the hedged debt and the related interest-rate swaps for the years ended December 31, 2018 and 2017 was not material.
Credit Risk
Financial assets create a risk that a counterparty will fail to discharge an obligation, causing a financial loss. At December 31, 2018 and 2017, there were no significant concentrations of credit risk with respect to any class of financial assets. The Company’s revenue is earned from a broad base of customers. As a result, Hydro One did not earn a material amount of revenue from any single customer. At December 31, 2018 and 2017, there was no material accounts receivable balance due from any single customer.
At December 31, 2018, the Company’s provision for bad debts was $21 million (2017 – $29 million). Adjustments and write-offs are determined on the basis of a review of overdue accounts, taking into consideration historical experience. At December 31, 2018, approximately 5% (2017 – 5%) of the Company’s net accounts receivable were outstanding for more than 60 days.
Hydro One manages its counterparty credit risk through various techniques including: entering into transactions with highly rated counterparties; limiting total exposure levels with individual counterparties; entering into master agreements which enable net settlement and the contractual right of offset; and monitoring the financial condition of counterparties. The Company monitors current credit exposure to counterparties both on an individual and an aggregate basis. The Company’s credit risk for accounts receivable is limited to the carrying amounts on the Consolidated Balance Sheets.
Derivative financial instruments result in exposure to credit risk since there is a risk of counterparty default. The credit exposure of derivative contracts, before collateral, is represented by the fair value of contracts at the reporting date. At December 31, 2018 and 2017, the counterparty credit risk exposure on the fair value of these interest-rate swap contracts was not material. At December 31, 2018, Hydro One’s credit exposure for all derivative instruments, and applicable payables and receivables, had a credit rating of investment grade, with four financial institutions as the counterparties.
Liquidity Risk
Liquidity risk refers to the Company’s ability to meet its financial obligations as they come due. Hydro One meets its short-term operating liquidity requirements using cash and cash equivalents on hand, funds from operations, the issuance of commercial paper, and the Operating Credit Facilities. The short-term liquidity under the Commercial Paper Program, Operating Credit Facilities, and anticipated levels of funds from operations are expected to be sufficient to fund normal operating requirements.
On June 18, 2018, Hydro One filed a short form base shelf prospectus (Universal Base Shelf Prospectus) with securities regulatory authorities in Canada to replace the universal base shelf prospectus that expired on April 30, 2018. The Universal Base Shelf Prospectus allows Hydro One to offer, from time to time in one or more public offerings, up to $4.0 billion of debt, equity or other securities, or any combination thereof, during the 25-month period ending on July 18, 2020. On November 23, 2018, HOHL, an indirect wholly-owned subsidiary of Hydro One, filed a short form base shelf prospectus (US Debt Shelf Prospectus) with securities regulatory authorities in Canada and the US for the purposes of, but not limited to, funding a portion of the cash purchase price of the Merger. The US Debt Shelf Prospectus allows HOHL to offer, from time to time in one or more public offerings, up to US$3.0 billion of debt securities, unconditionally guaranteed by Hydro One, during the 25-month period ending on December 23, 2020. At December 31, 2018, no securities have been issued under the Universal Base Shelf Prospectus or the US Debt Shelf Prospectus.